UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

GROUPON, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35335	27-0903295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

312-334-1579

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, Groupon, Inc. (the “Company”) issued on April 4, 2016 $250 million aggregate principal amount of 3.25% convertible senior notes due 2022 (the “Notes”).

Note Hedge Transactions

On May 9, 2016, the Company entered into Note hedge transactions with respect to its Class A common stock (the “common stock”) with Morgan Stanley, Bank of America Merrill Lynch, and J.P. Morgan or their respective affiliates (collectively, the “Counterparties”). The Note hedge transactions cover approximately 46.3 million shares of the Company’s common stock underlying the Notes at an initial strike price equal to $5.40, which corresponds to the conversion price of the Notes and are exercisable upon conversion of the Notes. The Company is obligated to pay an aggregate amount, expected to be in the range of approximately $48.3 million to $61.0 million, to the Counterparties for the Note hedge transactions, with the exact amount to be determined following completion of the Counterparties’ initial hedging activities described below. The Note hedge transactions are intended to offset the potential economic impacts of dilution to the Company’s common stock upon conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of any converted Notes, as the case may be, in the event that the market price of the Company’s common stock, as measured under the terms of the Note hedge transactions, is greater than the strike price of the Note hedge transactions. If, however, the market price of the Company’s common stock, as measured under the terms of the warrant transactions described below, exceeds the strike price of the warrant transactions, there would nevertheless be dilution to the extent that such market price exceeds such strike price. The Note hedge transactions are subject to anti-dilution adjustments substantially similar to those applicable to the Notes. The foregoing description of the Note hedge transactions is qualified in its entirety by reference to the form of confirmation relating to the Note hedge transactions, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Warrant Transactions

On May 9, 2016, the Company also entered into warrant transactions (the “Warrants”), whereby the Company sold to the Counterparties net share-settled warrants initially exercisable into approximately 46.3 million shares of the Company’s common stock, at an initial strike price equal to $8.50. The Warrants are subject to customary anti-dilution adjustments. The Company will receive aggregate proceeds, expected to be in the range of approximately $27.9 million to $36.7 million, from the sale of the Warrants to the Counterparties, with the exact amount to be determined following completion of the Counterparties’ initial hedging activities described below. The Warrants were sold in a private placement pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The foregoing description of the Warrants is qualified in its entirety by reference to the form of Warrant confirmation, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Hedging Activities

In connection with establishing their initial hedge of the Note hedge transactions and Warrants, the Counterparties expect to purchase shares of the Company’s common stock during a specified initial hedge period. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock. In addition, the Counterparties may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities in secondary market transactions following the conclusion of the initial hedge period and prior to the maturity of the Notes (and are likely to do so in connection with any conversion of Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes.

The establishment of the Counterparties’ initial hedge is expected to be complete no later than May 12, 2016. Settlement of the premiums for the Note hedge transactions and the Warrants are expected to occur on May 12, 2016 and the Company’s net cash outflow at that time is expected to be in the range of $20.4 million to $24.3 million based on the respective ranges of the cost for the Note hedge transactions and the proceeds from the Warrants as set forth above.

Item 3.02	Unregistered Sales of Securities

The information contained in Item 1.01 of this Current Report on Form 8-K relating to the Warrants is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Form of Note Hedge Confirmation, dated May 9, 2016, between Groupon, Inc. and each of the Counterparties.

10.2	Form of Warrant Confirmation, dated May 9, 2016, between Groupon, Inc. and each of the Counterparties.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations. The words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “continue” and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, our senior convertible notes, our ability to complete and realize the anticipated benefits from the hedge and warrant transactions and those risks and other factors discussed in Part I, “Item 1A: Risk Factors” of our 2015 Annual Report on Form 10-K for the year ended December 31, 2015, and Part II, “Item 1A: Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, as well as in our condensed consolidated financial statements, related notes, and the other financial information appearing elsewhere in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and our other filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time.

It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this report to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: May 9, 2016	By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Note Hedge Confirmation, dated May 9, 2016, between Groupon, Inc. and each of the Counterparties.

10.2	Form of Warrant Confirmation, dated May 9, 2016, between Groupon, Inc. and each of the Counterparties.